--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

July 21, 1997

To Our Shareholders:

     We are pleased to submit to you the semi-annual report for Cohen & Steers Realty Shares, Inc. for the six months ended June 30, 1997. The net asset value per share at that date was $47.15. In addition a regular quarterly dividend of $0.47 was declared for shareholders of record June 23, 1997 and paid on June 24, 1997.

MID-YEAR REVIEW

     Real estate securities have experienced a somewhat erratic period thus far in 1997. By mid-year, however, the Fund's 6.7% return based on income and change in net asset value is in line with our mid-teens annual total return expectation. This is also consistent with the long-term returns that REITs have traditionally provided.

     In April, REITs suffered their largest monthly price decline since November, 1994 (-3.4%), primarily the result of the supply imbalance caused by a flood of equity issuance. In the first half of this year, REITs raised $9.7 billion in common equity, a record for any six month period. With supply pressures abating and a continuation of strong real estate fundamentals, REITs posted strong returns in both May (+2.9%) and June (+4.9%), which more than erased April's decline. This strong rebound was consistent throughout all mainstream property sectors.

     Also helping performance in the spring were the very strong earnings reported by REITs. Most reported profits above consensus expectations, and the companies in our universe reported average per share growth of approximately 10% compared to last year's first quarter. Initial indications appear to us that a similar pattern is likely to emerge when second quarter earnings are announced in the next several weeks. This confirms our expectation that the REIT industry is still in a high growth phase which justifies improved valuations and share pricing that anticipates expanding earnings and asset values.

     An important recent development is that the long-term debt market appears to be becoming much more accommodating to the REIT industry. Whereas for the past several years, most REITs were able to borrow money for only five to seven year terms, the more credit worthy companies are now issuing ten to twenty year fixed-rate debt. Further, the cost of this debt has declined significantly due to the combination of lower interest rates and a narrowing of spreads from benchmark rates. This lower cost of debt is enhancing REITs' returns on equity and the longer maturity is much better suited to the long-term nature of REIT assets.

INVESTMENT OUTLOOK

     We believe that the rate of earnings growth for the industry as a whole is likely to slow somewhat over the next several years as the real estate cycle enters into a mature phase. This will happen as three previously wide gaps begin to close: the gap between existing occupancy rates and full occupancy; the gap between existing rental rates and market rates; and the gap between the market value of many properties and their replacement cost. Occupancies and rental rates have risen as the robust national economy over the past six years, against a backdrop of limited new construction, has engendered a strong real estate recovery. This improvement in fundamentals has

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

fostered a substantial return of capital to the industry from both public and private market sources, thereby increasing real estate values.

     Despite this already strong rebound, we do not believe that the real estate cycle has by any means passed its peak or that the industry is headed for a reversal of the positive trends now in place. We believe, however, that the return to equilibrium conditions warrants a change in investment strategy, which we have now almost completely executed. This strategy emphasizes the following four themes.

     1. STRONG INTERNAL GROWTH PROSPECTS.   We are highly focused on companies
        that own properties where the above-mentioned gaps are still relatively wide, thereby permitting increases in occupancies and/or rents. Similarly, we have identified those few companies that can still purchase property at a meaningful discount to replacement cost. Many of these companies are in the Office sector, particularly owners of central business district office buildings, and it is for this reason that our weighting in this sector is very high. In addition, most REITs have a distinct advantage in the acquisition of office properties due to the tax deferral that their operating partnership structure can offer potential sellers.

     2. PROTECTED OR UNIQUE MARKETS.   These companies occupy a strong position
        in markets with significant barriers to entry due to the requirement of special expertise, or where there is a shortage of space that cannot be easily created. They include several developers of apartment communities in densely populated areas where special expertise is required to obtain zoning and building permits. In the Office sector, many urban markets tend to be protected due to high density, a scarcity of land, strict building codes, and unusual operating complexity.

     3. UNIQUE BUSINESS PLANS OR VALUE-ADDED STRATEGIES.   We are attracted to
        companies we believe are positioned to earn above-average profits by employing techniques not available to (or not thought of by) their competitors. There now exist a number of real estate companies that have a recognized national brand name, and are maximizing rental revenues while enjoying significant economies of scale. As many other companies in our universe grow we expect them to become low cost providers of products and services to their tenant bases, adding revenues which will improve their profitability.

     4. CONSOLIDATORS.   Although the real estate cycle is maturing, the
        industry remains highly fragmented and in dramatic need of better management and further consolidation. For the first time in history, REITs are attracting a substantial number of property owners wishing to sell either for cash or an exchange of shares. The potential sellers span the spectrum of individual and institutional owners. The largest, best managed and best capitalized companies are the ones that are positioned to make the most attractive acquisitions. These companies can solidify their industry positions and achieve profit growth far exceeding that of lesser competitors. The shares of these companies will, in our opinion, maintain premium valuations that reflect their competitive positions.

     In addition to the four themes described above, we remain committed to our normal qualitative and quantitative investment standards and are particularly attuned to each company's dividend growth potential. With both interest rates and inflation quite low, and the dividend yield of the stock market at an all-time low, REITs

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

may be ideal investment vehicles for many investors. If we are correct about the current state of the real estate cycle, the income component of REIT returns will be valued more highly and this may serve to offset generally slowing industry growth. Therefore, we are very pleased to have identified companies that have both substantial dividend yields and we believe are capable of sustaining healthy growth in earnings and dividends.

     As mentioned earlier, although we see the real estate cycle entering a mature phase, it is by no means on the verge of a decline. The real estate industry suffered perhaps its worst depression ever in the late 1980's and early 1990's and has emerged from that period in a much leaner and healthier position. There simply is not a lot of new development taking place and the capital flowing to the industry is nowhere near the amount that funded the overbuilding of the 1980's. Further, this capital is primarily being used to purchase existing properties rather than underwrite new development. Importantly, the emergence of the public market as the principal allocator of capital to the industry has introduced a measure of discipline that has never before existed. As discussed above, we see no shortage of excellent investment opportunities and we remain confident in our ability to earn satisfactory returns.

Sincerely,

/s/ MARTIN COHEN                                           /s/ ROBERT H. STEERS

MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1997 (UNAUDITED)

                                                                              NUMBER              VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                            -----------       --------------
EQUITIES                                                         96.46%
      APARTMENT/RESIDENTIAL                                      16.53%
            `D'Avalon Properties......................................        2,722,800       $   77,940,150
               Bay Apartment Communities..............................          718,000           26,566,000
               BRE Properties.........................................        1,095,000           27,511,875
            `D'Camden Property Trust..................................        1,759,100           55,631,538
            `D'Charles E. Smith Residential Reality...................          915,900           26,446,612
            `D'Colonial Properties Trust..............................        1,712,800           50,313,500
            `D'Columbus Realty Trust..................................          777,600           17,690,400
            `D'Essex Property Trust...................................        1,335,700           42,909,363
               Equity Residential Properties Trust....................          565,300           26,851,750
            `D'Irvine Apartment Communities...........................        1,231,800           36,184,125
               Manufactured Home Communities..........................          243,900            5,624,944
            `D'Post Properties........................................        1,137,900           46,156,069
            `D'Sun Communities........................................          992,900           33,324,206
                                                                                              --------------
                                                                                                 473,150,532
                                                                                              --------------
      DIVERSIFIED                                                 3.34%
              *Catellus Development Corp. ............................          896,300           16,245,437
              *Crescent Operating.....................................          382,640            4,591,680
               Newhall Land & Farming Company.........................        1,567,900           33,905,838
              *Security Capital U.S. Realty...........................        2,738,100           40,797,690
                                                                                              --------------
                                                                                                  95,540,645
                                                                                              --------------
      HEALTH CARE                                                 2.84%
               Healthcare Realty Trust...............................          396,100           11,041,287
               Nationwide Health Properties..........................          198,600            4,369,200
               Omega Healthcare Investors............................          352,500           11,522,344
           *`D'Sunrise Assisted Living...............................        1,553,500           54,372,500
                                                                                              --------------
                                                                                                  81,305,331
                                                                                              --------------
      HOTEL                                                       1.65%
           *`D'Bristol Hotel Co. ....................................        1,225,800           47,193,300
                                                                                              --------------
      INDUSTRIAL                                                  5.72%
            `D'CenterPoint Properties Corp. ..........................        1,621,500           51,482,625
            `D'EastGroup Properties...................................          814,650           16,394,831
            `D'Meridian Industrial Trust..............................        1,006,000           23,641,000
               Security Capital Industrial Trust......................        1,474,400           31,699,600
            `D'Weeks Corp. ...........................................        1,301,700           40,678,125
                                                                                              --------------
                                                                                                 163,896,181
                                                                                              --------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1997 (UNAUDITED)

                                                                              NUMBER              VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                            -----------       --------------
      OFFICE                                                     19.06%
               Beacon Properties Corp. ...............................        1,228,900       $   41,014,537
               Boston Properties......................................          841,300           23,135,750
               Brandywine Reality Trust...............................          436,100            8,831,025
            `D'Cali Realty Corp. .....................................        3,130,800          106,447,200
            `D'CarrAmerica Realty Corp. ..............................        2,538,700           72,987,625
            `D'Cousins Properties.....................................        1,564,500           43,414,875
               Crescent Real Estate Equities..........................        3,826,400          121,488,200
            `D'Highwoods Properties...................................        2,981,500           95,408,000
               Trizec Hahn Corp. .....................................        1,531,700           32,740,088
                                                                                              --------------
                                                                                                 545,467,300
                                                                                              --------------
      OFFICE/INDUSTRIAL                                           9.53%
            `D'Kilroy Realty Corp. ...................................        1,137,300           28,716,825
            `D'Prentiss Properties Trust..............................        1,061,300           27,195,812
            `D'Reckson Associates Realty Corp. .......................        2,831,200           65,117,600
            `D'Spieker Properties.....................................        3,230,500          113,673,219
            `D'TriNet Corporate Realty Trust..........................        1,149,500           38,005,344
                                                                                              --------------
                                                                                                 272,708,800
                                                                                              --------------
      SELF STORAGE                                                4.19%
            `D'Public Storage.........................................        4,099,400          119,907,450
                                                                            -----------       --------------
      SHOPPING CENTER                                            33.60%
         COMMUNITY CENTER                                        13.62%
            `D'Developers Diversified Realty Corp. ...................        2,028,000           81,120,000
            `D'Federal Realty Investment Trust........................        1,984,700           53,586,900
               Glimcher Realty Trust..................................          981,700           20,247,563
            `D'Kimco Realty Corp. ....................................        1,826,100           57,978,675
            `D'Regency Realty Corp. ..................................          592,800           16,153,800
            `D'Vornado Realty Trust...................................        1,828,400          131,873,350
               Weingarten Realty Investors............................          684,200           28,907,450
                                                                                              --------------
                                                                                                 389,867,738
                                                                                              --------------
         FACTORY OUTLET CENTER                                    1.00%
            `D'Chelsea GCA Realty.....................................          688,800           26,174,400
               Horizon Group..........................................          188,100            2,527,594
                                                                                              --------------
                                                                                                  28,701,994
                                                                                              --------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1997 (UNAUDITED)

                                                                              NUMBER              VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                            -----------       --------------
         REGIONAL MALL                                           18.98%
            `D'CBL & Associates Properties............................        1,604,500       $   38,508,000
            `D'General Growth Properties..............................        2,696,300           90,326,050
            `D'JP Realty..............................................        1,101,900           29,889,037
            `D'Macerich Co. ..........................................        1,913,800           53,107,950
            `D'Rouse Co. .............................................        4,577,900          135,048,050
               Simon Debartolo Group..................................        2,385,900           76,348,800
            `D'Taubman Centers........................................        3,327,100           44,084,074
            `D'The Mills Corp. .......................................        1,475,900           40,863,981
            `D'Urban Shopping Centers.................................        1,100,300           35,072,063
                                                                                              --------------
                                                                                                 543,248,005
                                                                                              --------------
            TOTAL SHOPPING CENTER.....................................                           961,817,737
                                                                                              --------------
                  TOTAL EQUITIES (Identified cost $2,266,054,368).....                         2,760,987,276
                                                                                              --------------

                                                                             PRINCIPAL
                                                                              AMOUNT
                                                                            -----------
COMMERCIAL PAPER                                                 3.30%
            Trans America Financial, 5.75%, 7/1/97
               (Identified cost $94,415,000).........................       $94,415,000           94,415,000
                                                                                              --------------
TOTAL INVESTMENTS (Identified cost $2,360,469,368)...........   99.76%                         2,855,402,276
OTHER ASSETS IN EXCESS OF LIABILITIES........................    0.24%                             6,927,638
                                                               ------                         --------------
NET ASSETS (Equivalent to $47.15 per share based on
   60,712,558 shares of capital stock outstanding)...........  100.00%                        $2,862,329,914
                                                               ------                         --------------
                                                               ------                         --------------

------------

*   Non-income producing security.

`D' The Fund owns 5% or more of this company's outstanding voting securities
    (Note 5).

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1997 (UNAUDITED)

ASSETS:
      Investments in securities, at value (Identified cost $2,360,469,368) (Notes 1 and 5).......  $2,855,402,276
      Cash.......................................................................................             248
      Receivable for fund shares sold............................................................      10,563,018
      Dividends receivable.......................................................................      11,262,056
      Receivable for investment securities sold..................................................         530,481
      Other assets...............................................................................          23,017
                                                                                                   --------------
            Total Assets.........................................................................   2,877,781,096
                                                                                                   --------------
LIABILITIES:
      Payable for investment securities purchased................................................       9,851,902
      Payable for fund shares redeemed...........................................................       3,121,437
      Payable to investment adviser..............................................................       1,913,505
      Payable to administrator...................................................................         290,453
      Other liabilities..........................................................................         273,885
                                                                                                   --------------
            Total Liabilities....................................................................      15,451,182
                                                                                                   --------------
NET ASSETS applicable to 60,712,558 shares of $.001 par value common stock outstanding (Note
   4)............................................................................................  $2,862,329,914
                                                                                                   --------------
                                                                                                   --------------
NET ASSET VALUE PER SHARE:
      ($2,862,329,914[div]60,712,558 shares outstanding).........................................  $        47.15
                                                                                                   --------------
                                                                                                   --------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)............................................................  $2,303,941,565
      Distributions in excess of net investment income...........................................      (2,261,641)
      Accumulated net realized gain on investments sold..........................................      65,717,082
      Net unrealized appreciation on investments.................................................     494,932,908
                                                                                                   --------------
                                                                                                   $2,862,329,914
                                                                                                   --------------
                                                                                                   --------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment Income:
      Dividend income..............................................................................  $ 61,947,332
      Interest income..............................................................................     5,451,191
                                                                                                     ------------
            Total Income...........................................................................    67,398,523
                                                                                                     ------------
Expenses:
      Investment advisory fees (Note 2)............................................................    10,870,868
      Administrative and transfer agent fees (Note 2)..............................................     1,574,767
      Custodian fees...............................................................................       277,193
      Registration and filing fees.................................................................       329,234
      Reports to shareholders......................................................................        83,985
      Professional fees............................................................................        48,445
      Directors' fees and expenses (Note 2)........................................................        16,379
      Miscellaneous................................................................................       285,848
                                                                                                     ------------
            Total Expenses.........................................................................    13,486,719
      Reduction of expenses (Note 6)...............................................................      (163,071)
                                                                                                     ------------
            Net Expenses...........................................................................    13,323,648
                                                                                                     ------------
Net Investment Income..............................................................................    54,074,875
                                                                                                     ------------
Realized and Unrealized Gain on Investments:
      Net realized gain on investments.............................................................    41,845,180
      Increase in unrealized appreciation on investments...........................................    75,854,816
                                                                                                     ------------
            Net realized and unrealized gain on investments........................................   117,699,996
                                                                                                     ------------
Net increase in net assets resulting from operations...............................................  $171,774,871
                                                                                                     ------------
                                                                                                     ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED
                                                                        JUNE 30, 1997        YEAR ENDED
                                                                         (UNAUDITED)      DECEMBER 31, 1996
                                                                       ----------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income....................................   $   54,074,875     $    60,374,863
            Net realized gain on investments.........................       41,845,180          31,989,185
            Change in unrealized appreciation on investments.........       75,854,816         370,632,346
                                                                       ----------------   -----------------
                  Net increase in net assets resulting from
                     operations......................................      171,774,871         462,996,394
                                                                       ----------------   -----------------
      Dividends and Distributions From:
            Net investment income....................................      (56,336,516)        (57,513,352)
            Net realized gain on investments.........................        --                (23,648,701)
            Tax return of capital....................................        --                 (3,926,373)
                                                                       ----------------   -----------------
                  Total distributions to shareholders................      (56,336,516)        (85,088,426)
                                                                       ----------------   -----------------
      Capital Stock Transactions (Note 4):
            Increase in net assets from Fund share transactions......      710,512,974         865,386,543
                                                                       ----------------   -----------------
                  Total increase in net assets.......................      825,951,329       1,243,294,511
      Net Assets:
            Beginning of period......................................    2,036,378,585         793,084,074
                                                                       ----------------   -----------------
            End of period (including distributions in excess of net
               investment income of $2,261,641 at June 30, 1997).....   $2,862,329,914     $ 2,036,378,585
                                                                       ----------------   -----------------
                                                                       ----------------   -----------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                           SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                            JUNE 30, 1997      -----------------------------------------------------
     PER SHARE OPERATING PERFORMANCE         (UNAUDITED)          1996        1995       1994       1993      1992
------------------------------------------ ----------------    ----------   --------   --------   --------   -------
Net asset value, beginning of year........    $    45.09       $    34.62   $  32.90   $  31.92   $  29.58   $ 26.55
                                           -------------       ----------   --------   --------   --------   -------
Income from investment operations
     Net investment income................          0.90             1.86       1.86       1.66       1.29      1.51
     Net realized and unrealized gains on
       investments........................          2.10            11.04       1.69       0.98       4.24      3.55
                                           -------------       ----------   --------   --------   --------   -------
          Total from investment
            operations....................          3.00            12.90       3.55       2.64       5.53      5.06
                                           -------------       ----------   --------   --------   --------   -------
Less distributions from:
     Net investment income................         (0.94)           (1.76)     (1.33)     (1.09)     (1.27)    (1.80)
     Realized gains on investments........          0.00            (0.55)      0.00       0.00      (1.64)    (0.18)
     In excess of net realized gains......          0.00             0.00       0.00       0.00      (0.04)     0.00
     Tax return of capital................          0.00            (0.12)     (0.50)     (0.57)     (0.24)    (0.05)
                                           -------------       ----------   --------   --------   --------   -------
          Total distributions.............         (0.94)           (2.43)     (1.83)     (1.66)     (3.19)    (2.03)
                                           -------------       ----------   --------   --------   --------   -------
Net asset value, end of year..............    $    47.15       $    45.09   $  34.62   $  32.90   $  31.92   $ 29.58
                                           -------------       ----------   --------   --------   --------   -------
                                           -------------       ----------   --------   --------   --------   -------
   -------------------------------------------------------------------------------------------------------------
Total investment return...................          6.70%(c)        38.48%     11.13%      8.31%     18.76%    20.09%
                                           -------------       ----------   --------   --------   --------   -------
                                           -------------       ----------   --------   --------   --------   -------
   -------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
     Net assets, end of year (in
       millions)..........................    $2,862.330       $2,036.379   $793.084   $458.098   $163.478   $49.481
                                           -------------       ----------   --------   --------   --------   -------
                                           -------------       ----------   --------   --------   --------   -------
     Ratios of expenses to average daily
       net assets (before expense
       reduction).........................          1.05%(b)         1.10%      1.16%      1.26%      1.35%     1.77%
                                           -------------       ----------   --------   --------   --------   -------
                                           -------------       ----------   --------   --------   --------   -------
     Ratios of expenses to average daily
       net assets (net of expense
       reduction).........................          1.04%(b)         1.08%      1.12%      1.14%      1.18%     1.25%
                                           -------------       ----------   --------   --------   --------   -------
                                           -------------       ----------   --------   --------   --------   -------
     Ratio of net investment income to
       average daily net assets (net of
       expense reduction).................          4.20%(b)         5.28%      6.05%      5.71%      4.57%     5.92%
                                           -------------       ----------   --------   --------   --------   -------
                                           -------------       ----------   --------   --------   --------   -------
     Ratio of net investment income to
       average daily net assets (before
       expense reduction).................          4.19%(b)         5.27%      6.01%      5.59%      4.40%     5.40%
                                           -------------       ----------   --------   --------   --------   -------
                                           -------------       ----------   --------   --------   --------   -------
     Portfolio turnover rate..............         29.69%(b)        33.23%     22.68%     39.00%     65.28%    14.81%
                                           -------------       ----------   --------   --------   --------   -------
                                           -------------       ----------   --------   --------   --------   -------
     Average Commission Rate(a)...........    $   0.0624       $   0.0678     N/A        N/A        N/A        N/A
                                           -------------       ----------   --------   --------   --------   -------
                                           -------------       ----------   --------   --------   --------   -------

------------------------
(a) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.
(b) Annualized.
(c) Total returns for periods of less than one year are not annualized.

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Shares, Inc. (the'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

     Portfolio Valuation: Investment in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Distributions will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of .85% of the average daily net assets of the Fund (approximately .85% on an annual basis). For the six months ended June 30, 1997, the Fund incurred $10,870,868 in advisory fees.

     The Investment Adviser has agreed to reduce its fee and reimburse the Fund for other expenses, to the extent necessary to comply with the most stringent state expense limitation applicable to the Fund in which the Fund's shares are sold. The most stringent limitation requires the Adviser to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) exceed 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1 1/2% of average annual net assets in excess of $100 million.

     Administrative Fees: The Fund has entered into an administrative agreement with the Adviser and Chase Global Funds Services Company ('CGFSC') under which the Adviser performs certain administrative functions for the Fund and receives a fee of .02% of the Fund's average daily net assets. For the six months ended June 30, 1997, the Fund has paid the Adviser $256,366 in fees under this administrative agreement.

     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund with the exception of out-of-pocket expenses relating to attendance at Board and committee meetings. Similarly, none of the Fund's officers received compensation from the Fund. Fees and related expenses accrued for non-affiliated directors totaled $16,379 for the six months ended June 30, 1997.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1997 aggregated $1,091,449,110 and $349,579,927, respectively.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     At June 30, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.........................................................................   $2,360,469,368
                                                                                          --------------
Gross unrealized appreciation..........................................................   $  496,779,356
Gross unrealized depreciation..........................................................   $   (1,846,448)
                                                                                          --------------
Net unrealized appreciation............................................................   $  494,932,908
                                                                                          --------------
                                                                                          --------------

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue two hundred million (200,000,000) shares of capital stock, par value $.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                     SIX MONTHS ENDED                    YEAR ENDED
                                                       JUNE 30, 1997                 DECEMBER 31, 1996
                                               -----------------------------    ----------------------------
                                                 SHARES           AMOUNT          SHARES          AMOUNT
                                               -----------    --------------    ----------    --------------
Sold........................................    29,808,834    $1,354,182,288    28,020,205    $1,072,865,893
Issued as reinvestment of dividends.........     1,043,253        48,464,890     1,840,925         4,067,867
Redeemed....................................   (15,301,837)     (692,134,204)   (7,606,587)     (281,547,217)
                                               -----------    --------------    ----------    --------------
Net increase................................    15,550,250    $  710,512,974    22,254,543    $  865,386,543
                                               -----------    --------------    ----------    --------------
                                               -----------    --------------    ----------    --------------

NOTE 5. INVESTMENT IN AFFILIATES

     The market value of investments in affiliates (as defined in the Investment Company Act of 1940,'Affiliated Companies' are those in which the Fund holds 5% or more of the outstanding voting securities) at June 30, 1997 aggregated $2,169,018,624.

     Affiliates, their investment income, and gain (loss) from sales of affiliates are as follows:

                                                                                        INVESTMENT     GAIN/(LOSS)
                                      EQUITIES                                            INCOME        ON SALES
-------------------------------------------------------------------------------------   -----------    -----------

General Growth Properties............................................................   $1,168,335     $   --
Essex Property Trust.................................................................      581,030         --
Colonial Properties..................................................................    1,379,872         --
Weeks Corp...........................................................................      823,880         --
Developers Diversified Realty Corp. .................................................    1,644,489         27,420
Charles E. Smith Residential Realty..................................................      722,908         --
Kilroy Realty Corp. .................................................................      734,468         --
Spieker Properties...................................................................    2,937,547      1,507,025
The Mills Corp. .....................................................................    1,394,726         --
Cali Realty Corp. ...................................................................    2,375,820        297,659

                                                  (table continued on next page)

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
(table continued from previous page)

                                                                                        INVESTMENT     GAIN/(LOSS)
                                      EQUITIES                                            INCOME        ON SALES
-------------------------------------------------------------------------------------   -----------    -----------
Centerpoint Properties Corp. ........................................................   $1,160,166     $  160,100
Sunrise Assisted Living..............................................................       --             --
Highwoods Properties.................................................................    2,946,000      2,517,196
Reckson Associates Realty Corp. .....................................................      504,060         --
Avalon Properties....................................................................    1,922,876         --
Rouse Co. ...........................................................................    1,965,225         --
CBL & Associates.....................................................................    1,278,383         --
Meridian Industrial Trust............................................................      317,115         --
Vornado Realty Trust.................................................................    2,295,168         --
Macerich Co. ........................................................................    1,690,524        105,040
JP Realty............................................................................      479,327         --
Sun Communities......................................................................    1,027,091         --
Irvine Apartment Communities.........................................................      731,314        393,828
Taubman Centers......................................................................    1,530,466         --
Camden Property Trust................................................................    1,370,334         --
Urban Shopping Center................................................................      964,859         --
EastGroup Properties.................................................................      268,835         --
Columbus Realty Trust................................................................      614,304         --
Chelsea GCA Realty...................................................................      867,888         --
Federal Realty Investment Trust......................................................    1,687,644         54,913
TriNet Corporate Realty Trust........................................................    1,448,370         --
Cousins Properties...................................................................    1,031,990      1,873,823
Post Properties......................................................................    1,325,303         --
Kimco Realty Corp. ..................................................................    1,434,953        478,993
                                                                                        -----------    -----------
                                                                                        $42,625,270    $7,415,997
                                                                                        -----------    -----------
                                                                                        -----------    -----------

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $163,071 under this arrangement.

NOTE 7. BORROWINGS

     The Fund has entered into a Line of Credit Agreement with Chase Manhattan Bank for $100,000,000. At June 30, 1997, the par value of loans outstanding was $0. During the six months ended June 30, 1997, the average daily balance of loans outstanding was $0. The loan, if used, will be collateralized by the Fund's portfolio.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank, N.A.
                                                           3 Chase MetroTech Center
 Willard H. Smith, Jr.                                     Brooklyn, NY 11245
 Director
                                                           LEGAL COUNSEL
 Elizabeth O. Reagan                                       Dechert Price & Rhoads
 Vice President                                            30 Rockefeller Plaza
                                                           New York, NY 10112
 Adam Derechin
 Vice President                                            NASDAQ Symbol: CSRSX
                                                           Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under the Fund's abbreviation 'C&SRlty'.

                                                           This report is authorized for delivery to other than
                                                           shareholders of Cohen & Steers Realty Shares, Inc. only
                                                           when accompanied or preceded by the delivery of a
                                                           currently effective prospectus setting forth details of
                                                           the Fund.

--------------------------------------------------------------------------------
                                       15

COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


[COHEN & STEERS LOGO]


SEMI-ANNUAL REPORT
JUNE 30, 1997


First Class Mail
U.S. Postage
PAID
Boston, MA
Permit No. 56712



                            STATEMENT OF DIFFERENCES
                            ------------------------

       The dagger symbol shall be expressed as....................'D'
       The division symbol shall be expressed as .................[div]